Courageous Innovation March 2023 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: Developing cutting-edge innovations for people facing serious disease and conditions with a commitment to ensuring global market access Pioneering modifier gene therapy for inherited retinal diseases, as well as larger blindness diseases with unmet need Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Developing vaccines for flu & COVID-19 Pursuing Regenerative Cell Therapy to treat serious conditions like articular cartilage lesions

Pipeline Overview

	Asset/Program	Indication	Current Status
Cell therapies (Regenerative Medicine)	NeoCart® (Autologous chondrocyte-derived neocartilage) RMAT*	Treatment of Articular Cartilage Defects in the Knee	• Phase 3 clinical trial is planned for 1H 2024
Gene therapies	OCU400 ** AAV-hNR2E3 Gene mutation-associated retinal degeneration*	*Retinitis pigmentosa (RP)--NR2E3 Mutation* *RP–RHO Mutation* *Leber congenital amaurosis (LCA)–CEP290 Mutation*	• Phase 1/2 • Completed dose escalation and established maximum tolerable dose (MTD) • Completed recruitment of RP Patients • Encouraging safety profile to date
	OCU410 AAV-hRORA	Dry Age-Related Macular Degeneration (Dry AMD)	• IND planned for 2Q 2023
	OCU410ST AAV-hRORA	Stargardt disease (orphan disease)	
Biologics	OCU200 Transferrin – Tumstatin	Diabetic Macular Edema	• IND submitted in February 2023; preliminary results anticipated 4Q 2023
		Diabetic Retinopathy	• IND-ready
		Wet Age-Related Macular Degeneration (Wet AMD)	• IND-ready
Vaccines	**OCU500 Series**		
	OCU500: COVID-19 (Bivalent)	For Prevention of Disease Caused by COVID-19	• IND planned for 4Q 2023
	OCU510: Flu (Quadrivalent)	For Prevention of Disease Caused by Flu	
	OCU520: Flu + COVID-19	For Prevention of Diseases Caused by Flu and COVID-19	
	COVAXIN™ (BBV152) SARS-CoV-2 virus	For Prevention of Disease Caused by COVID-19	• EUA for adults in Mexico • Phase 2/3 enrollment complete and top line results released o Final data and analysis anticipated mid-year 2023

*Regenerative Medicine Advanced Therapy Designation

**Broad, gene-agnostic, ORPHAN DRUG DESIGNATIONS FOR RP/LCA FROM FDA AND EMA

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5 NeoCart® (Autologous chondrocyte-derived neocartilage)

6 *The Journal of Bone & Joint Surgery: June 1, 2011 - Volume 93 - Issue 11 - p 994-1000 **https://www.biospace.com/article/cell-therapy-market-size-cagr-trends-forecast-report-2022-2030/ NeoCart is a regenerative cell therapy technology • Combines bioengineering and cell processing to enhance autologous cartilage repair • Potential to accelerate healing and reduce pain through reconstructing damaged knee cartilage High prevalence of knee cartilage damage, with progression to osteoarthritis (OA) • Arthroscopic knee procedures: over 1M annually* • OA: 528M diagnosed worldwide • Cell therapy global revenue forecast: $45B+, with North America expected to hold largest share** Current therapies to treat cartilage damage in the knee suboptimal • Varying outcomes due to variable cellular responses • Current standard of care suffers from one or more of the following: pain, reduced knee function, failure to address cartilage damage, donor tissue availability, open surgery NeoCart potentially addresses shortcomings of current treatments • Treat pain, improve function, and prevent progression to OA • Potential for improved efficacy, long-term benefits Program advancing on several fronts • Received FDA concurrence on confirmatory trial design of Phase 3 (initiate 1H 2024) • Renovating facility to accommodate cGMP manufacturing Follow-up Arthroscopy Demonstrates NeoCart® Progression and Integration** Initial Lesion Time Zero Implantation 8 Weeks 6 Months NeoCart®: U.S. FDA Agreed to Proposed Control and Overall Design for Phase 3 Trial to Evaluate Safety and Efficacy Compared to Chondroplasty Standard of Care

7 Modifier Gene Therapy Platform Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Modifier Gene Therapy: A Broader Reach

Gene modifier therapy can potentially **address multiple genetic defects with a single product utilizing a gene agnostic approach.**

In patients with IRDs, this could mean:

MODIFIER GENE M


GENE M
cell
GENE X

Cell with mutated/ nonfunctioning gene(s) other than modifier gene cell
GENE M
GENE X

NR2E3 Delivery



"Molecular reset" of health & survival gene networks


cell

Cell with normal function

Restored retinal cell homeostasis


Unrescued
Rescued
ONL

ONL/photoreceptor survival



Improved visual outcomes and quality of life

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FDA granted expanded Orphan Drug Designations for all retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA) mutations Despite its prevalence, RP and LCA patients have limited treatment options • US: RP & LCA affect 110,000 and 15,000 people, respectively • Worldwide: conditions affect approximately 1.6M people Current approved and in-development gene therapies focus on individual gene • More than 125 mutated genes associated with RP and LCA • Developing a single therapy to treat each mutation is not feasible OCU400 addresses shortcomings of current gene therapy approaches • Broad-spectrum, gene-agnostic approach to genetically diverse inherited retinal diseases • Potential one-time, curative therapy with a single sub-retinal injection, using NR2E3 Dose escalation and recruitment of RP patients completed • High dose established as Maximum Tolerable Dose (MTD) • Continue to enroll patients with LCA • Intend to initiate a Phase 3 trial near the end of 2023 9 OCU400: Phase 1/2 Clinical Trial Progressing as Planned, Developing a Novel Gene Therapy in Ophthalmic Areas of High Unmet Need

A Phase 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa associated with NR2E3 and RHO mutations and Leber Congenital Amaurosis with mutation(s) in CEP290 gene Clinical Trials.gov Identifier: NCT05203939 Safety of subretinal administration of OCU400 Best Corrected Visual Acuity (BCVA) Multi-Luminance Mobility Test (MLMT) Full-Field Stimulus Test (FST) NEI-VFQ-25 Primary Endpoint: Safety Key Exploratory Efficacy Measures 10 OCU400-101 Clinical Program

11 OCU400: Expected Pathway to Clinical Development & Potential Approval RP LCA Proposed Indication RP & LCA Both FDA & EMA granted broad orphan drug designation for RP & LCA

OCU410: Dry Age-related Macular Degeneration (dAMD) and Stargardt Disease (STGD)

Dry AMD

Limited options, presenting significant unmet medical need

- US: 10M
- Worldwide: condition affects more than 266M people

Stargardt--an orphan disease

No treatment options exist

- US: 35,000
- Worldwide: condition affects approximately 800,000 people

Recently approved therapy for geographic atrophy (GA)—advanced form of dAMD–has limitations

- Frequent intravitreal injections (N ~6-12 doses per year); Patient compliance
- Limited effect of GA lesion growth rate
- Approximately 12% of patients experience neovascular AMD when the drug is administered every month for two years

OCU410 addresses shortcomings of current approaches

- Broad-spectrum, gene-agnostic approach
- Potential one-time, curative therapy with a *single* sub-retinal injection, using RORA

Plan to Initiate Phase 1/2 clinical trial in 2Q 2023



Age related
GA
Drusen Deposit
Old age
Drusen
Macular Degeneration
Retina Degeneration
Vision Loss
STGD
ABCA4 mutation
Fatty Deposits
Early Age
Fatty Deposits
Genetic

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AMD: Risk Factors, Treatment Options and Unmet Needs



Risk Factors for AMD
Smoking
Nutrient / Vitamin deficiency
Advancing age
Lighter eye color
Heart disease
High fat diet
UV / Blue light exposure
High blood pressure
Genetics Family history
Obesity

A strong role of inflammation, complement, and oxidative pathways in AMD



Corticosteroids (repeated dose)
Lipid deposits Drusen
Inflammation
AREDS
AREDS2
(failed)
• Dry - AMD
• Geographic Atrophy
• Stargardt
Oxidative stress
Complement activation
C3
C5
C5b
C6
C7
C8
C9
Influx of fluid
C5b-8
Membrane attack complex (MAC)
H_2O_2
$O_2^{\bullet}$
OH-
OT-551 (failed)
Pegcetacoplan (Syfovre) - approved
Lampalizumab
Zimura
sCD59

Approaches being investigated

- Antioxidants
- Complement cascade inhibitors
- Neuroprotective
- Visual cycle inhibitors
- Gene therapy
- Cell-based therapies

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50 60 70 80 90 1e61E51E41E31E2Cells N or m al ize d Ce ll Su rv iv al RORA NR2E3 NR1D1 Anti-oxidative: Improves ARPE19 cells survival Anti-complement: Increased anti-compliment (Cd59) protein Anti-inflammatory: Suppresses inflammation in HMC3 cellsAnti-drusen activity and improves retinal function 0 50 100 150 200 B lu e A ut of lu or es ce nc e (A U) Months 1 7 1 7 1 7 Control Abca4-/- Uninjected Abca4-/- OCU410 ✱✱ ✱✱✱ Macular Degeneration Model Reduced Drusen 14 OCU410 (RORA): A Potential Modifier Therapeutic for Dry-AMD and STGD

15 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

16 OCU200 is our novel biologics candidate for sight-threatening conditions • A recombinant fusion protein of transferrin and tumstatin • Potential to address diabetic macular edema (DME), diabetic retinopathy (DR), wet AMD High prevalence of DME, DR and wet AMD patients • DME: 21M worldwide • DR: 162M worldwide • Wet AMD: 30M worldwide Limited treatment options available for the above patients • Current therapies target only one pathway, either angiogenesis or inflammation • Up to 50% of patient population are not responsive to current treatments OCU200 potentially addresses shortcomings of current treatments • Intended to target multiple causative pathways such as angiogenesis, oxidation, inflammation • Potential to offer better treatment options for all patients Company submitted an IND application on February 27, 2023 • Initially targeting DME Diabetic Macular Edema: bulges protrude from the blood vessels, leading to leakage of fluid and blood into the retina; leakage results in swelling (or “edema”), promoting vision loss. OCU200: Submitted an IND with the U.S. FDA to Initiate a Phase 1 Clinical Trial Targeting Diabetic Macular Edema (DME)

17 OCU500 Series: OCU500: COVID-19 Mucosal Vaccine OCU510: Flu OCU520: COVID-19/Flu

Challenges and Opportunities: Flu and Covid-19 Vaccines



Antigenic Landscape

COVID-19 and flu infections continue to be a public health concern

- COVID-19: 1M+ U.S. cases in the last 30 days; 5M+ WW cases with 47K deaths in the last 28 days
- Flu: 50%+ of U.S. population 6-months and older received a shot for the 2022 to 2023 flu season, totaling 170M doses

Limitations of current Flu vaccines

- Sub-optimal vaccine efficacy (~20-40%); rapid decline in immune responses; poor local immunity at infection
- Manufacturing challenges for egg-based vaccines; antigenic drift during production- reducing vaccine efficacy

Limitations of current COVID-19 vaccines

- Lack of durability: immunity wanes significantly over time, requiring repeated boosters
- Inability to stop transmission: breakthrough infections prevalent, increasing potential for mutations

Inhalation vaccine advantages

- Potential to generate rapid mucosal immunity in respiratory pathways, limiting infection and transmission
- COVID-19 preclinical studies demonstrated vaccine induced high neutralizing and effector responses

Next-Generation Vaccine Candidates Using Inhalation Technology to Potentially Overcome Durability and Transmission Challenges

OCU520
A combination quadrivalent flu and bivalent COVID19 vaccine



OCU500
A bivalent COVID-19 vaccine



OCU510
A seasonal quadrivalent flu vaccine



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• Multiple RBD mutations > less cross-protection • Change in infection and pathogenesis pattern > reduced latency period • Reduce cellular memory > limited tissue-resident memory T-cells Limited local immunity at site of infection • Decrease in neutralizing IgG antibody levels • Lack of a robust secretory IgA response The rapid emergence of variants New SARS-CoV-2 variant frequencies in U.S. https://www.science.org/doi/10.1126/science.abm0620 Decline in Vaccine Efficacy 19 Factors Responsible for the Rapid Decline in Vaccine Efficacy

Strategies to Improve COVID-19 and Flu Vaccines





Delta
Alpha
Gamma
Beta
WA1
Omicron
BA.1/BA.1.1
BA.3
BA.2
BA.4
BA.5
XBB/XBB.1
BQ.1/BQ.1.1
0.001

Updated vaccine antigens

- Introduction of bivalent / multivalent vaccines
- Variant-modified COVID-19 vaccine boosters
- QuadFlu constructs (type A and B)



Dimeric - IgA
Systemic - IgG
Preventing Transmission
Preventing Systemic Infection

Prevent both transmission and systemic spread with mucosal vaccines

- Induction of polymeric IgA in the respiratory tract prevents viral transmission
- Prevent systemic spread by inducing high levels of circulating IgG titers
- Mucosal vaccines proved in multiple animal models of infection and clinical trials

Intranasal





Inhalation

Enhancing mucosal vaccines

- Maximizing the area of vaccine delivery to the respiratory tract (Intranasal vs. Inhalation)
- Formulations to facilitate the adsorption and prolong the retention time on respiratory epithelial cells
- Delivery and uptake of antigens to target APC cells such as M-cells, DCs, and macrophages

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21 Approved (Ex-U.S.) Mucosal COVID-19 Vaccines: Demonstrated Safety & Efficacy as a Heterologous Booster Studies demonstrating the benefit of AAV Improved Immunogenicity in Ph3: iNCOVACC vs. COVAXIN • Superior GMT ratio of nAbfor Wuhan (1.45) • Superior GMT ratio of nAbfor OmicronBA.5 (2.1) • GMT ratio for secretory IgA in saliva (1.3) Improved Safety in Ph3: iNCOVACC vs. COVAXIN • Systemic AEs 2.7% (iNCOVACC) vs. 6.2% (COVAXIN) • Nasal reactions 4.9% (iNCOVACC) • Injection reactions 23% (COVAXIN) Ph 3 (N=2160): Superior Immune Response • iNCOVACC® (N=3000) vs. • COVAXIN™(N=160) CanSino Bio: Ad5-Nebulizer/InhaledBharat Biotech: ChAd-Nasal Dropper Five booster studies Ph 3 (SeiHOPE trial): N=13000 Dose : 1/5 of IM dose Improved Immunogenicity: • Cross protection against Omicron with heterologous booster • Produced T-cell responses higher than IM route • Significantly higher neutralizing antibody responses to WT and Omicron BA.1 compared with inactivated vaccine • Improved serum IgA antibody titers vs. inactivated and subunit vaccines for BA.4/5 Improved Safety: iNCOVACC vs. Inactivated Vaccine • Significantly lower number of injection site reactions vs. inactivated vaccine References: https://doi.org/10.1101/2022.03.08.22271816; https://doi.org/10.1101/2022.06.03.22275983; https://doi.org/10.1080/22221751.2022.2132881 https://doi.org/10.1080/22221751.2022.2155251 Ocugen using ChAd vector with inhalation technology for the mucosal vaccine platform (Flu, COVID-19 & Combo ) https://www.thelancet.com/journals/lanres/article/PIIS2213-2600(22)00087-X/fulltext https://www.thelancet.com/journals/lanres/article/PIIS2213-2600(23)00049-8/fulltext https://doi.org/10.1101/2022.07.26.22278072 https://ssrn.com/abstract=4000565 https://ssrn.com/abstract=4304747

22 COVAXIN™ (BBV152) A whole-virion inactivated COVID-19 vaccine candidate licensed from Bharat Biotech (BBIL) for North American Markets

23 COVAXIN™(BBV152): Final Data and Analysis Expected Mid-Year 2023 for Our Injectable COVID-19 Vaccine Enrollment completed for Phase 2/3 immuno-bridging and broadening clinical trial in December 2022 Topline data highlights, reported in January 2023, include the following: • Safety: well-tolerated with no related serious adverse events (no thrombotic, myocarditis, pericarditis cases) • Efficacy: immunogenicity demonstrated • Final data and analysis: anticipated mid-year 2023

24 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

March 2023 NASDAQ: OCGN